UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 28, 2023 (April 27, 2023)

 (Exact name of the registrant as specified in its charter)

Delaware		001-36636	05-0412693
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(I.R.S. Employer Identification Number)

One Citizens Plaza
Providence,	RI		02903
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (203) 900-6715

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	CFG	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 6.350% Fixed-to-Floating Rate Non-Cumulative Perpetual Preferred Stock, Series D	CFG PrD	New York Stock Exchange
Depositary Shares, each representing a 1/40th interest in a share of 5.000% Fixed-Rate Non-Cumulative Perpetual Preferred Stock, Series E	CFG PrE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 under the Securities Act (17 CFR 230.405) or Rule 12b-2 under the Exchange Act (17 CFR 240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

Citizens Financial Group, Inc. (the “Company”) held its 2023 Annual Meeting of Stockholders (the “Annual Meeting”) on April 27, 2023. At the Annual Meeting, the stockholders (i) elected all of the Company’s nominees for director for a one-year term expiring at the 2024 Annual Meeting of Stockholders or until their successors are duly elected and qualified, (ii) approved the advisory vote on executive compensation, and (iii) ratified the appointment of Deloitte & Touche LLP as the Company’s registered independent public accounting firm for 2023.

The following sets forth the number of votes cast for and against each director nominee and each other matter voted upon at the Annual Meeting. In addition, the following sets forth the number of abstentions with respect to each director nominee and each other matter. There were 28,923,458 broker non-votes for each of proposals 1 and 2 and no broker non-votes for proposal 3.

1.Election of Directors:

	Shares For	Shares Against	Shares Abstain
Lee Alexander	409,836,384	3,022,741	315,663
Christine M. Cumming	409,476,857	3,427,577	270,354
Kevin Cummings	408,892,932	3,967,242	314,614
William P. Hankowsky	388,921,428	23,936,536	316,824
Edward J. Kelly III	395,382,644	17,473,381	318,763
Robert G. Leary	409,868,248	2,988,852	317,688
Terrance J. Lillis	405,465,587	7,389,859	319,342
Michele N. Siekerka	409,353,786	3,539,309	281,693
Shivan S. Subramaniam	375,984,419	36,878,271	312,098
Christopher J. Swift	409,807,379	3,049,570	317,839
Bruce Van Saun	380,319,406	30,799,535	2,055,847
Wendy A. Watson	391,885,603	21,009,713	279,472
Marita Zuraitis	400,659,902	12,225,072	289,814

2.Advisory Vote on Executive Compensation:

For	384,038,354
Against	28,584,543
Abstain	551,891

3.Ratification of Deloitte & Touche LLP as Registered Independent Public Accounting Firm for 2023:

For	426,415,774
Against	15,401,059
Abstain	281,413

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL GROUP, INC.

By:	/s/ Robin S. Elkowitz
Robin S. Elkowitz
Executive Vice President, Deputy General Counsel and Secretary
Date:  April 28, 2023